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                                                                Exhibit 99.1(b)2
                                                                            GAAP

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
NDCHealth Corporation and Subsidiaries

(In thousands, except per share data)
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                                                        Three Months Ended November 30,
                                                        -------------------------------
                                                             2001            2000
                                                        -------------  ----------------
Revenues:
     Information management                                $37,394           $33,917
     Network services and systems                           54,668            49,516
     Divested businesses                                         -               233
                                                           -------           -------
                                                            92,062            83,666
                                                           -------           -------

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Operating expenses:
     Cost of service                                        45,057            41,662
     Sales, general and administrative                      21,166            18,385
     Depreciation and amortization                           5,897             8,683
     Non-recurring charges                                       -             2,156
                                                           -------           -------
                                                            72,120            70,886
                                                           -------           -------
Operating income                                            19,942            12,780
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Other income (expense):
     Interest and other income                                 344                13
     Interest and other expense                             (2,325)           (1,677)
     Minority interest in loss (earnings)                      747              (117)
                                                           -------           -------
                                                            (1,234)           (1,781)
                                                           -------           -------

Income before income taxes and discontinued operations:
     Information management                                  5,814             4,646
     Network services and systems                           12,894             8,544
     Other                                                       -            (2,191)
                                                           -------           -------
                                                            18,708            10,999
                                                           -------           -------

Provision for income taxes                                   6,735             4,310
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Income before discontinued operations                       11,973             6,689
Discontinued operations, net of income taxes                     -              (326)
---------------------------------------------------------------------------------------
     Net income                                            $11,973           $ 6,363
                                                           -------           -------
Basic earnings per share:
     Income before discontinued operations                 $  0.35           $  0.20
                                                           -------           -------
     Discontinued operations                               $     -           $ (0.01)
                                                           -------           -------
     Basic earnings per share                              $  0.35           $  0.19
                                                           -------           -------
           Shares                                           34,066            32,889
Diluted earnings per share:
     Income before discontinued operations                 $  0.33           $  0.20
                                                           -------           -------
     Discontinued operations                               $     -           $ (0.01)
                                                           -------           -------
     Diluted earnings per share                            $  0.33           $  0.19
                                                           -------           -------
             Shares                                         39,822            34,057

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